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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 18, 2002





                             BRAZIL FAST FOOD CORP.
             (Exact name of Registrant as specified in its charter)





       Delaware                       0-23278                    13-3688737
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)



                          Av. Brasil, 6431 - Bonsucesso
                                  CEP 21040-360
                             Rio de Janeiro, Brazil
                    (Address of principal executive offices)

                 Registrant's telephone number: 55 21 2564-6452

   (Address and telephone number of registrant's principal executive offices)

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Item 9.  Regulation FD Disclosure.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Brazil Fast Food Corp. (the "Company") on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter van Voorst Vader, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

November 18, 2002

                                          /s/ PETER J.F. VAN VOORST VADER
                                          --------------------------------
                                          Peter van Voorst Vader
                                          Chief Executive Officer and
                                          Acting Chief Financial Officer

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 18, 2002

                                          BRAZIL FAST FOOD CORP.



                                          By:   /s/ PETER J.F. VAN VOORST VADER
                                                -------------------------------
                                                Peter J. F. van Voorst Vader
                                                Chief Executive Officer